UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2020

UNITED STATES COMMODITY INDEX FUNDS TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-34833	27-1537655
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, California 94596

(Address of principal executive offices) (Zip Code)

(510) 522-9600

Registrant's telephone number,

including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Shares of United States Commodity Index Fund	USCI	NYSE Arca, Inc.
Shares of United States Copper Index Fund	CPER	NYSE Arca, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

United States Commodity Funds, LLC ( “USCF”), is the sponsor of the United States Commodity Index Funds Trust (the “Trust”), a Delaware statutory trust, and each of its series: the United States Commodity Index Fund (“USCI”) and the United States Copper Index Fund (“CPER”). USCF also is the general partner of six limited partnerships (together the “Limited Partnerships”): (1) the United States Oil Fund, LP, (2) United States 12 Month Oil Fund, LP, (3) the United States Natural Gas Fund, LP, (4) the United States Brent Oil Fund, LP, (5) the Unites States 12 Month Natural Gas Fund, LP, and (6) the United States Gasoline Fund, LP. CPER, USCI and each of the Limited Partnerships are referred to each as a “Fund” and collectively as the “Funds.”

USCF has engaged The Bank of New York Mellon, a New York corporation authorized to do a banking business (“BNY Mellon”), to provide the Trust and the Funds with certain custodial, administrative and accounting, and transfer agency services, pursuant to the following agreements with BNY Mellon (together, the “BNY Mellon Agreements”), which will be effective on or about April 1, 2020: (i) a Custody Agreement; (ii) a Fund Administration and Accounting Agreement; and (iii) a Transfer Agency and Service Agreement, forms of which have been filed as exhibits hereto.

There is no guarantee the transition to BNY Mellon will not be delayed to effect an orderly transition from the Trust and Funds’ current custodian, administrator and transfer agent.

The foregoing description is a summary, does not purport to be a complete description of the BNY Mellon Agreements, and is qualified in its entirety by reference to the BNY Mellon Agreements, forms of which are filed as Exhibits 10.1, 10.2, and 10.3 hereto and are incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

USCF and the Trust, and Brown Brothers Harriman and Co., a limited partnership organized under the laws of the State of New York (“BBH”), entered into (1) a Custodian Agreement dated as of July 22, 2010, as amended from time to time (the “BBH Custodian Agreement”), pursuant to which BBH provides certain custodial services for the Trust and each series thereof, and (2) an Administrative Agency Agreement made as of July 22, 2010, as amended from time to time (the “BBH Administrative Agreement”, and together with the Custodian Agreement, the “BBH Agreements”), pursuant to which BBH provides certain administrative and transfer agency services to the Trust and each series thereof.

USCF and the Trust have provided BBH with notice of their intent to terminate the BBH Agreements. Pursuant to such notices, the BBH Custodian Agreement is scheduled to terminate as of March 30, 2020 and the BBH Administrative Agreement is scheduled to terminate on May 31, 2020 to allow for certain reporting and other services to continue in connection with the transition to BNY Mellon. There is no guarantee that the respective termination dates will not be delayed to effect an orderly transition of services from BBH to a successor service provider. There are no termination penalties to be incurred by the USCF or the Trust or BBH in connection with the termination of the BBH Agreements.

The foregoing description is a summary, does not purport to be a complete description of the BBH Agreements, and is qualified in its entirety by reference to the BBH Agreements, forms of which were filed as Exhibits 10.4, 10.5, 10.6, 10.7, 10.17 and 10.18 to the Trust’s Annual Report on Form 10-K for the year ended December 31, 2019, filed on March 13, 2020 and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Transfer Agency and Service Agreement
10.2	Form of Custody Agreement
10.3	Form of Fund Administration and Accounting Agreement

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to risks and uncertainties, including, without limitation, statements regarding USCF’s and the Trust’s expectations regarding the completion of the transition, by April 1, 2020, from BBH to BNY Mellon as contemplated by the BNY Mellon Agreements and the termination of the BBH Agreements. Statements containing words such as “may,” “will,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “project,” “should,” “estimate,” “seek” or any negative or other variations on such expression constitute forward-looking statements. These forward-looking statements are based on information currently available to USCF and are subject to a number of risks, uncertainties and other factors, both known and unknown, that could cause the actual results, performance, prospects or opportunities of the Trust and the Funds to differ materially from those expressed in, or implied by, these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES COMMODITY INDEX FUNDS TRUST
	By:	United States Commodity Funds LLC, its general partner
	By:	/s/ Stuart Crumbaugh
Date: March 30, 2020
	Name:	Stuart Crumbaugh
	Title:	Chief Financial Officer